                              D O D G E  &  C O X



                                   Stock Fund

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                                  Dodge & Cox
                              Investment Managers
                                   35th Floor
                               One Sansome Street
                                 San Francisco
                                California 94104

                                 (415) 981-1710

               For Fund literature and information, please call:
                                 (800) 621-3979

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   This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by an effective prospectus.



                              D O D G E  &  C O X



                                   Stock Fund

                                Established 1965







                                Quarterly Report
                               September 30, 1997



                                      1997

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[RECYCLED PAPER
 LOGO APPEARS HERE]
Printed on recycled paper.                                           9/97 SF QR

                              D O D G E  &  C O X
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                                  Stock Fund


To Our Shareholders
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In the quarter ended September 30, 1997, the Dodge & Cox Stock Fund had a total return of 10.2% versus 7.5% for the Standard & Poor's 500 Index (S&P 500) of common stocks. The Fund's performance in the third quarter increased its year-to-date total return to 30.4%, versus 29.6% for the S&P 500. Average annual total returns for longer time periods are listed on page three of this report.

Performance Overview

The Fund's holdings in banking, electronics/computer, consumer durables, retail and paper/forest products industries were important contributors to performance in the third quarter. Weak relative performers included holdings in the capital equipment and consumer products industries.

In our last letter we outlined our interest in the utilities sector. We believe the area is attractive due to low valuations, along with our assessment that certain companies' managements are adjusting to a deregulated environment. Although these stocks have lagged the market, we have continued to gradually expand the Fund's exposure in the gas and electric utility industry. The Fund now holds seven stocks in this area with a total portfolio weighting of about 6%.

Always Looking at Laggards

We believe it is important to remind our shareholders that we are long-term investors. Half of the 75 holdings in the portfolio have been held five and a half years or longer. We do not base investment decisions on speculations about short-term developments; rather, each decision to buy or sell a stock is based on our assessment of its investment potential over a three to four year time horizon. Similarly, each holding in the portfolio is continually reviewed in terms of its long-term outlook.

Over shorter time periods, companies that we purchase don't always perform as well as we would like. Reviewing and evaluating investments that have had disappointing performance is an important task, because companies that appear to be floundering in the short run can perhaps be strong positive contributors to a portfolio's future investment results. For example, our investment in Pharmacia & Upjohn has proved disappointing this year. Pharmacia & Upjohn is a large drug company that has undergone a significant management change. A key executive from American Home Products, Fred Hassan, was brought in to run the company earlier this year. We have talked with him and believe that he can bring a new profit discipline to the company. Based on our analysis of the situation and Pharmacia & Upjohn's low valuation, especially in relation to other pharmaceutical companies, we believe the stock is a good value.

Union Pacific is another company that has underperformed in a strong market. During the last year, the company has been working on merging the operations of Southern Pacific, acquired in late 1996, with its own operations. Union Pacific has hit many snags, resulting in delays in customer shipments. Management has a solid long-term operating record and is diligently addressing the problems. We remain confident in the stock's attractiveness, especially when we look at the low valuation of the company today.

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                              D O D G E  &  C O X
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                                   Stock Fund


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As in the above two cases, companies often have their progress delayed by extraordinary factors such as personnel changes, management mistakes, or a deteriorating environment. These factors can result in the stock price stalling relative to the market. Disappointing performance causes us to intensify our research effort, and often we end up knowing more as other investors' interest wanes. In these cases, we occasionally add to our position. In short, we are enormously persistent investors. However, we are not stubborn about holding a stock that has underperformed. Instead of burying our heads in the sand, we ask ourselves the following question: At its current price, would we buy the stock today in an all-cash portfolio, looking out over a time horizon of three to four years? If the answer is yes, we stick with it. We have used these two companies as an example of our process, not because we believe their outlook is any more promising than the other 73 holdings in the portfolio.

Closing Note - A Word of Caution

The total return on the Dodge & Cox Stock Fund over the past twelve months was 41.9%, a level of return not equaled by the Fund during the past twenty calendar years. Although our past words of caution on the subject have been premature, we believe that it is worth mentioning again that equity returns have been unusually high during the past few years. While we remain optimistic about prospects for the world and U.S. economies, possible inflationary pressures (e.g., in labor costs) need to be closely monitored. In our opinion, the current high valuation of certain large capitalization common stocks, referred to as the New Nifty Fifty, leaves little margin for disappointment. We continue to look for more reasonably valued stocks in this market environment. In fact, the efforts of our team of research analysts have led to new positions in 12 companies since the beginning of 1997. Despite our optimism about individual company prospects in the Fund's portfolio, we continue to expect more modest returns looking forward.

Thank you for your continued confidence in the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

                                  For the Board of Directors,

                                  /s/ John A. Gunn

October 24, 1997                  John A. Gunn, President


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                              D O D G E  &  C O X
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                                  Stock Fund



Objective        The Fund's primary objective is to provide shareholders with an opportunity for long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

Strategy The Fund seeks to achieve these objectives by remaining fully invested in well-established companies which, in the view of Dodge & Cox, have positive earnings prospects not reflected in the current price. Dodge & Cox makes a conscious effort to maintain representation in major economic sectors and areas with strong long-term profit potential. The strategy is based on a long-term investment horizon and, as a result, portfolio turnover tends to be low.


20 Years of Investment Performance                   through September 30, 1997
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]

                   Dodge & Cox    S & P 500
                   Stock Fund       Index
                   ----------     ---------
   10/1/1977        10,000          10,000
   9/30/1978        11,546          11,185
   9/30/1979        13,128          12,589
   9/30/1980        15,963          15,245
   9/30/1981        16,083          14,800
   9/30/1982        17,795          16,253
   9/30/1983        26,431          23,464
   9/30/1984        26,939          24,576
   9/30/1985        32,435          28,147
   9/30/1986        42,285          37,091
   9/30/1987        63,609          53,204
   9/30/1988        56,284          46,622
   9/30/1989        71,624          62,002
   9/30/1990        63,342          56,268
   9/30/1991        81,969          73,806
   9/30/1992        88,480          81,961
   9/30/1993       109,722          92,608
   9/30/1994       117,091          96,021
   9/30/1995       150,148         124,579
   9/30/1996       174,976         149,898
   9/30/1997       248,381         210,492

Average annual total return for periods ended September 30, 1997     1 Year     5 Years   10 Years   20 Years
----------------------------------------------------------------------------------------------------------------
Dodge & Cox Stock Fund                                               41.91%     22.92%    14.59%     17.42%
S&P 500 Index                                                        40.42      20.76     14.74      16.46


The chart covers the period from October 1, 1977 to September 30, 1997. It compares a $10,000 investment made in the Dodge & Cox Stock Fund to a $10,000 investment made in the Standard & Poor's 500 Stock (S&P 500) Index. The Fund's total returns include the reinvestment of dividend and capital gain distributions. The S&P 500 Index is a broad based, unmanaged measure of common stocks. Index returns include dividends and, unlike Fund returns, do not reflect fees and expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or a loss when shares are sold.

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                              D O D G E  &  C O X
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                                  Stock Fund


Fund Information                                             September 30, 1997
--------------------------------------------------------------------------------


General Information
--------------------------------------------------------------------------------

Net Asset Value Per Share                        $102.27
Total Net Assets (millions)                       $3,900
1996 Expense Ratio                                 0.59%
1996 Portfolio Turnover                              10%
Quarterly Distribution to Shareholders
  of Record 9/25/97 (per share):          $0.40 Dividend
Fund Inception Date                                 1965

Investment Manager:  Dodge & Cox, San Francisco.
Managed by eight-member Investment Policy Committee, with members' average tenure at Dodge & Cox of 19 years.

Stock Characteristics
--------------------------------------------------------------------------------

Number of Stocks                                      75
Median Market Capitalization                $9.2 billion
Price to Earnings Ratio (trailing 12 months)       21.6x
Price to Book Value (trailing 12 months)            3.0x
Foreign Stocks* (as percentage of Fund)               8%


Ten Largest Stock Holdings                      % of Fund
--------------------------------------------------------------------------------

General Motors                                     3.0
Digital Equipment                                  2.3
Union Pacific                                      2.2
Federal Express                                    2.2
Citicorp                                           2.2
International Business Machines                    2.2
American Express                                   2.1
Kmart                                              2.0
Dow Chemical                                       2.0
Pharmacia & Upjohn                                 1.8

Asset Allocation
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

Stocks:                             89.8%
Short-Term Investments:             10.2%

Ten Largest Sectors                             % of Fund
--------------------------------------------------------------------------------
Electronics & Computer                             9.5
Energy                                             9.3
Banking                                            7.7
Consumer Durables                                  7.6
Insurance & Financial Services                     6.7
Retail & Distribution                              6.5
Consumer Products                                  6.4
Electric & Gas Utilities                           6.0
Transportation                                     5.6
Paper & Forest Products                            5.3

* All U.S. Dollar-denominated.

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                                  Stock Fund


Portfolio of Investments                                     September 30, 1997
--------------------------------------------------------------------------------

                                                              Percentage of Fund
COMMON STOCKS:                                                             89.4%

CONSUMER:                                                                  24.0%
CONSUMER DURABLES:                                                          7.6%
 General Motors Corp. ..................................................    3.0
 Whirlpool Corp. .......................................................    1.8
 Ford Motor Co. ........................................................    1.6
 Masco Corp. ...........................................................    1.2

RETAIL AND DISTRIBUTION:                                                    6.5%
 Kmart Corp. ...........................................................    2.0
 Nordstrom, Inc. .......................................................    1.6
 Dillard's, Inc. Class A ...............................................    1.2
 Dayton Hudson Corp. ...................................................    1.1
 Genuine Parts Co. .....................................................    0.4
 Fleming Cos., Inc. ....................................................    0.2

CONSUMER PRODUCTS:                                                          6.4%
 Sony Corp. ADR ........................................................    1.4
 Unilever NV ...........................................................    1.0
 Matsushita Electric, Inc. ADR .........................................    1.0
 Bausch & Lomb, Inc. ...................................................    0.8
 Fort James Corp. ......................................................    0.8
 Dole Food Co., Inc. ...................................................    0.8
 VF Corp. ..............................................................    0.6

MEDIA, PRINTING AND ENTERTAINMENT:                                          3.5%
 R.R. Donnelley & Sons Co. .............................................    1.7
 Time Warner, Inc. .....................................................    1.0
 Dow Jones & Co. .......................................................    0.8

FINANCE:                                                                   14.4%
BANKING:                                                                    7.7%
 Citicorp ..............................................................    2.2
 Golden West Financial Corp. ...........................................    1.7
 BankAmerica Corp. .....................................................    1.5
 Republic New York Corp. ...............................................    1.3
 Norwest Corp. .........................................................    1.0

INSURANCE AND FINANCIAL SERVICES:                                           6.7%
 American Express Co. ..................................................    2.1
 Loews Corp. ...........................................................    1.5
 The St. Paul Cos., Inc. ...............................................    1.2
 Chubb Corp. ...........................................................    1.1
 General Re Corp. ......................................................    0.8

BASIC INDUSTRY:                                                            10.8%
PAPER AND FOREST PRODUCTS:                                                  5.3%
 Weyerhaeuser Co. ......................................................    1.6
 International Paper Co. ...............................................    1.5
 Champion International Corp. ..........................................    1.5
 Boise Cascade Corp. ...................................................    0.7

CHEMICALS:                                                                  3.8%
 Dow Chemical Co. ......................................................    2.0
 Eastman Chemical Co. ..................................................    0.7
 Nalco Chemical Co. ....................................................    0.7
 Lubrizol Corp. ........................................................    0.4

METALS AND MINING:                                                          1.7%
 Aluminum Co. of America ...............................................    1.7

ELECTRONICS AND COMPUTER:                                                   9.5%
 Digital Equipment Corp. ...............................................    2.3
 International Business Machines Corp. .................................    2.2
 Hewlett-Packard Co. ...................................................    1.6
 Motorola, Inc. ........................................................    1.3
 Electronic Data Systems ...............................................    1.1
 NCR Corp. .............................................................    0.5
 Sybase, Inc. ..........................................................    0.5

ENERGY:                                                                     9.3%
 Amerada Hess Corp. ....................................................    1.8
 Union Pacific Resources Group, Inc. ...................................    1.6
 Phillips Petroleum Co. ................................................    1.5
 Occidental Petroleum Corp. ............................................    1.2
 Chevron Corp. .........................................................    1.2
 Western Atlas, Inc. ...................................................    1.0
 Royal Dutch Petroleum Co. .............................................    1.0

UTILITIES:                                                                  6.9%
ELECTRIC AND GAS UTILITIES:                                                 6.0%
 Central & South West Corp. ............................................    1.3
 Texas Utilities Co. ...................................................    1.1
 FPL Group, Inc. .......................................................    1.0
 TransCanada PipeLines Ltd. ............................................    0.8
 Wisconsin Energy Corp. ................................................    0.6
 Pacific Enterprises ...................................................    0.6
 Edison International ..................................................    0.6

TELEPHONE:                                                                  0.9%
 BCE, Inc. .............................................................    0.9

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                              D O D G E  &  C O X
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                                  Stock Fund


Portfolio of Investments                                     September 30, 1997
--------------------------------------------------------------------------------

                                                              Percentage of Fund
COMMON STOCKS (Continued)

TRANSPORTATION:                                                             5.6%
 Union Pacific Corp. ...................................................    2.2
 Federal Express Corp. .................................................    2.2
 Canadian Pacific Ltd. .................................................    1.2

HEALTHCARE AND PHARMACEUTICAL:                                              3.2%
 Pharmacia & Upjohn, Inc. ..............................................    1.8
 SmithKline Beecham plc ADR ............................................    0.8
 HealthCare COMPARE Corp. ..............................................    0.6

CAPITAL EQUIPMENT:                                                          2.9%
 Deere & Co. ...........................................................    1.6
 Caterpillar, Inc. .....................................................    1.3

DIVERSIFIED TECHNOLOGY:                                                     1.9%
 Xerox Corp. ...........................................................    0.8
 Corning, Inc. .........................................................    0.8
 Raychem Corp. .........................................................    0.3

MISCELLANEOUS:                                                              0.9%
REAL ESTATE INVESTMENT TRUST:                                               0.9%
 Meditrust .............................................................    0.9

PREFERRED STOCKS:                                                           0.4%

CONSUMER:                                                                   0.4%
 News Corp Ltd., Limited Voting Ordinary Shares ADR ....................    0.3
 Kmart Financing I, 7 3/4% Trust Convertible Preferred ..................   0.1

SHORT-TERM INVESTMENTS:                                                    10.6%

OTHER ASSETS LESS LIABILITIES:                                             (0.4%)

TOTAL NET ASSETS:                                                         100.0%





The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

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                              D O D G E  &  C O X
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                                  Stock Fund


General Information
--------------------------------------------------------------------------------

Investment Manager

Since 1930, Dodge & Cox has been providing professional investment management for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions. Dodge & Cox manages the Dodge & Cox Stock Fund, the Dodge & Cox Balanced Fund and the Dodge & Cox Income Fund.

No-Load Fund

Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 plan distribution charges.

Gifts

Fund shares provide a convenient method for making gifts to children and to other family members. Shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic Investment Plan

Shareholders may make regular monthly or quarterly investments of $100 or more through automatic deductions from their bank accounts.

Withdrawal Plan

Shareholders owning $10,000 or more of the Fund's shares may elect to receive periodic monthly or quarterly payments of at least $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

Reinvestment Plan

Shareholders may direct that dividend and capital gains distributions be reinvested in additional Fund shares.

The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan

The Fund has an Individual Retirement Plan (IRA) available for shareholders of the Fund.

Shareholder Inquiries

Fund literature and details on all of these Plans are available from the Fund upon request.


Dodge & Cox Stock Fund
c/o Firstar Trust Company
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(800) 621-3979


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